                     EXECUTING OUR STRATEGY IN THE MAINLAND

--------------------------------------------------------------------------------

                        [R&G FINANCIAL CORPORATION LOGO]

                                 Acquisition of


                               [LOGO CROWN BANK]


                               December 20, 2001

FORWARD LOOKING STATEMENTS

--------------------------------------------------------------------------------

This presentation contains certain forward looking statements with respect to the financial condition, results of operations and business of R&G Financial Corporation and, assuming the consummation of the merger, a combined R&G Financial Corporation/The Crown Group, Inc., including statements relating to:
(a) the cost savings and accretion to reported earnings that will be realized from the merger; (b) the impact on revenues of the merger, including the potential for enhanced revenues; and, (c) the restructuring charges expected to be incurred in connection with the merger. These forward looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward looking statements include, among others, the following possibilities: (1) expected costs savings from the merger cannot be fully realized or realized within the expected time frame; (2) revenues following the merger are lower than expected; (3) competitive pressure among depository institutions increases significantly; (4) costs or difficulties related to the integration of the businesses of R&G Financial Corporation and The Crown Group, Inc. are greater than expected; (5) changes in the interest rate environment reduce interest margins; (6) general economic conditions, either nationally, in Puerto Rico or in the states in which the combined company will be doing business, are less favorable than expected; or, (7) legislation or regulatory requirements or changes adversely affect the businesses in which a combined R&G Financial Corporation/The Crown Group, Inc. would be engaged.


R & G FINANCIAL CORPORATION            1                             CROWN BANK

TRANSACTION SUMMARY

--------------------------------------------------------------------------------


-        Consideration:                      $100.0 million in Cash
                                             $5.0 million in Debt(1)

-        Transaction Value:                  $104.4 million(2)

-        Structure:                          Purchase

-        Expected Closing:                   Early 2Q 2002

-        Expected Restructuring Charge:      $8.6 million

-        Required Approvals:                 Regulatory

-        Crown Bank Management:              Key management to remain in place

Notes:
1  Debt is due in 2007 and pays a coupon of 6 3/4%
2  Assumes present value of $4.4 million

R & G FINANCIAL CORPORATION            2                             CROWN BANK

TRANSACTION RATIONALE

--------------------------------------------------------------------------------

- Executing strategy to replicate our successful Puerto Rico business model in Florida

         --       complementary operations to existing mortgage banking
                  operations
         --       position ourselves to gain significant market share in
                  Hispanic markets
                  -        Orlando
                  -        Tampa Bay
         --       build a strong platform for further expansion in Florida
                  -        more cost effective than de novo branch expansion
         --       similar balance sheet composition to our existing operations

-        Financially attractive

         --       immediately accretive to EPS in 2002
                  -        not dependent on cost savings

-        Lower risk profile

         --       acquisition represents only 15% of R&G Financial's assets
         --       predominately secured real estate lending

-        Favorably priced

R& G FINANCIAL CORPORATION             3                             CROWN BANK

PRO FORMA COMPANY

--------------------------------------------------------------------------------

POWERFUL COMBINATION



                          R & G FINANCIAL CORPORATION

              United States                                                 Puerto Rico


                                                                 LOGO R&G PREMIER BANK
LOGO CROWN BANK       LOGO CONTINENTAL CAPITAL CORPORATION        OF PUERTO RICO            LOGO R&G MORTGAGE

-  4th-largest             -  2nd-largest                         -  6th-largest              2nd-largest
   depository in its          originator of                          commercial bank          mortgage bank in
   Florida footprint          FHA/VA mortgages                       in Puerto Rico           Puerto Rico
                              in New York area




R & G FINANCIAL CORPORATION             4                             CROWN BANK

FINANCIALLY ATTRACTIVE

--------------------------------------------------------------------------------

-        Accretive to EPS in 2002
         --     2.6% accretive to New GAAP EPS
         --     3.4% accretive to Cash EPS

-        Cost savings
         --     low level of assumed cost savings equal to 6.5% of Crown
                Bank's operating expenses
                - readily achievable, given Crown Bank's efficiency ratio of 65%

-        Expected restructuring charge of $8.6 million includes:
         --       additional loan loss reserves
         --       writedown of residual values

-        Lower cost of funding in Florida vs Puerto Rico
         --       4.26% for Crown Bank vs 4.75% for R&G Financial


R & G FINANCIAL CORPORATION            5                             CROWN BANK

LOWER RISK PROFILE

--------------------------------------------------------------------------------

-        Acquisition represents only 15% of R&G Financial's assets

-        Continues growth in our banking operations

-        Mortgage servicing platform complementary to existing operations

-        Key management to remain at Crown Bank

         --    to be strengthened over time by new hires in Florida marketplace

-        Solidifies R&G Financial's balance sheet position

-        Preserves our status as a secured real estate lender


R & G FINANCIAL CORPORATION            6                             CROWN BANK

FAVORABLY PRICED

--------------------------------------------------------------------------------

                                                   SOUTHEAST        RECENT
                                       R&G        COMPARABLE       FLORIDA
                                    FINANCIAL/    TRANSACTION    COMPARABLE
                                    CROWN GROUP      MEDIAN      TRANSACTION
                                    -----------   ------------   -----------
    -    Aggregate Value (mm):      $ 104.4            --               --

    -    Price/Book Value:             1.34x         1.51x            1.41x

    -    Price/Tangible Book Value:    1.34x         1.51x            1.41x

    -    Price/2001E Earnings:         20.9x         26.8x            25.3x

    -    Price/2002E Earnings:         16.8x         17.5x            21.8x

    -    Premium to Core Deposits:     16.3%         14.1%            10.1%


R & G FINANCIAL CORPORATION            7                             CROWN BANK

WHY FLORIDA
--------------------------------------------------------------------------------

-        An ideal entry vehicle into Hispanic markets in the States

-        Strong links between Puerto Rico and Florida
         --       450,000+ Puerto Ricans now living in Florida
         --       Orlando has second-largest Puerto Rican community outside
                  of Puerto Rico and New York City
                  - with many having moved from Puerto Rico within last 5 years

-        The "R&G" brand name is well known by Puerto Ricans in Orlando

-        Significant demographic growth in Florida
         --       population and income growth exceeding US over past decade

-        Large and fast-growing Hispanic population in Florida
         --       number of Hispanics living in Florida has grown by 64% since
                  1990
         --       Hispanics account for 17.5% of Metro Orlando's population
                  - over half of Orlando's Hispanics are Puerto Rican
         -- Puerto Ricans own 23% of Hispanic businesses in Orlando and 17% in Tampa


Source: US Census

R & G FINANCIAL CORPORATION            8                             CROWN BANK

FLORIDA'S COMPELLING GROWTH DYNAMICS

--------------------------------------------------------------------------------

     HISTORICAL GROWTH                                     PROJECTED GROWTH
        1990-2001                                             2001-2006

Population                                            Population

   US              10.5%                                 US               4.5%

   Florida         25.3%                                 Florida          7.1%

Households                                            Households

   US              12.2%                                 US               5.5%

   Florida         25.3%                                 Florida          7.3%

Median Income                                         Median Income

   US              40.5%                                 US              12.4%

   Florida         46.6%                                 Florida         10.1%

Source: SNL Securities

R & G FINANCIAL CORPORATION            9                             CROWN BANK

CROWN BANK'S STRONG MARKET PRESENCE

--------------------------------------------------------------------------------

                         MARKET SHARE IN
                         ZIP CODES OF OPERATIONS

                                                         DEPOSITS    SHARE
BRANCH LOCATIONS         RANK    INSTITUTION             ($MM)      (%)         Branches
    [MAP]                ----------------------------------------------------------------
1  Bayonet Point            1       Bank of America        1,561      26.8         33
2  Holiday                  2       SunTrust                 753      12.9         18
3  Dunedin                  3       Wachovia                 560       9.6         11
4  Clearwater               4       CROWN GROUP              416       7.1         10
5  St. Petersburg           5       South Trust              404       6.9         12
6  Sarasota                 6       Golden West              392       6.7          6
7  Englewood                7       F.N.B.                   344       5.9          7
8  Cape Coral               8       Washington Mutual        255       4.4          6
9  Casselberry              9       AmSouth                  219       3.8          6
10 Oviedo                  10       Republic Bancshares      166       2.8          7
11 Altamonte Springs       ==============================================================
12 Winter Park             Source: SNL Securities, as of 6/30/00
13 Orlando
14 Lake Worth              Pro Forma for pending acquisitions. Excluding four Crown Group branches opened since 6/30/00.

R & G FINANCIAL CORPORATION           10                             CROWN BANK

STRENGTHENED OPERATIONS

--------------------------------------------------------------------------------
Pro Forma Results


                                        R&G
                                      FINANCIAL      CROWN GROUP    PRO FORMA
-------------------------------------------------------------------------------
Loans ($mm)                           1,738               393        2,131
Deposits ($mm)                        1,875               452        2,327
-        Cost of Deposits (%)          4.75              4.26         4.66
Branches                                 63                14           77
Servicing Portfolio ($bn)               7.1               2.3          9.4
YTD Revenues ($mm)                    138.5              15.8        154.3
-        Mortgage Banking (%)          42.5                --         38.1
-        Retail Banking (%)            57.5             100.0         61.9
-------------------------------------------------------------------------------

R & G FINANCIAL CORPORATION           11                             CROWN BANK

POSITIVE EARNINGS IMPACT

--------------------------------------------------------------------------------

2002 EPS ACCRETION


                                                                       2002
--------------------------------------------------------------------------------
6.5% COST SAVINGS:

I/B/E/S Estimated GAAP EPS ($)                                        1.90

Pro Forma GAAP EPS ($)                                                1.95

   ACCRETION (%)                                                       2.6

Pro Forma Cash EPS ($)                                                1.98

   ACCRETION (%)                                                       3.4

NO COST SAVINGS:

I/B/E/S Estimated GAAP EPS ($)                                        1.90

Pro Forma GAAP EPS ($)                                                1.95

   ACCRETION (%)                                                       2.2

Pro Forma Cash EPS ($)                                                1.97

   ACCRETION (%)                                                       3.0
--------------------------------------------------------------------------------

Utilizing new FASB accounting pronouncements

R & G FINANCIAL CORPORATION           12                             CROWN BANK

SECURED REAL ESTATE LENDER

--------------------------------------------------------------------------------

LOAN COMPOSITION

(%)                       R & G Financial            Crown           Pro Forma
--------------------------------------------------------------------------------
Yield                                8.06             7.73                8.00
Composition:
  Residential RE                     56.6             61.5                57.5
  Commercial RE                      19.1             26.6                20.4
  Construction                       10.4              7.4                 9.9
  Commercial & Industrial             4.3               --                 3.5
  Consumer                            9.6              4.5                 8.7


R & G FINANCIAL CORPORATION           13                             CROWN BANK

INCREASED CORE DEPOSIT BASE

--------------------------------------------------------------------------------

DEPOSIT COMPOSITION

(%)                       R & G Financial            Crown           Pro Forma
--------------------------------------------------------------------------------
Cost                                 4.75             4.26                4.66
Composition:
  Non-Interest Bearing               10.1             10.3                10.1
  Savings & MMDA                      7.1              4.0                 6.5
  NOW & Other                        11.0              5.9                10.1
  Retail CDs                         27.3             72.6                36.0
  Jumbo CDs                          44.5              7.2                37.3


R & G FINANCIAL CORPORATION           14                             CROWN BANK

TRANSACTION RATIONALE

--------------------------------------------------------------------------------

- Executing strategy to replicate our successful Puerto Rico business model in Florida
         --       complementary operations to existing mortgage banking
                  operations
         --       position ourselves to gain significant market share in
                  Hispanic markets
                  -        Orlando
                  -        Tampa Bay
         --       build a strong platform for further expansion in Florida
                  -        more cost effective than de novo branch expansion
         --       similar balance sheet composition to our existing operations

-        Financially attractive
         --       immediately accretive to EPS in 2002
                  -        not dependent on cost savings

-        Lower risk profile
         --       acquisition represents only 15% of R&G Financial's assets
         --       predominately secured real estate lending

-        Favorably priced

R & G FINANCIAL CORPORATION            15                            CROWN BANK

APPENDIX
--------------------------------------------------------------------------------

R&G FINANCIAL CORPORATION

--------------------------------------------------------------------------------
-        Headquartered in San Juan, Puerto Rico

-        Publicly-traded (Nasdaq: RGFC), bank holding company operates:

         --       R&G Mortgage Corp., the second-largest mortgage company in
                  Puerto Rico
         --       R-G Premier Bank, a Puerto Rico commercial bank

-        Assets of $4.3 billion

-        Deposits of $1.9 billion

-        Stockholders' equity of $453 million

-        63 branch offices, including:

         --       34 mortgage offices in Puerto Rico
         --       25 bank branches mainly located in northeastern Puerto Rico
         --       4 mortgage offices in the United States

-        $7.1 billion loan servicing portfolio


R & G FINANCIAL CORPORATION            17                           CROWN BANK

CROWN GROUP, INC.

--------------------------------------------------------------------------------


-        Headquartered in Casselberry, Florida, a suburb of Orlando

- Privately-held, thrift holding company operates wholly-owned bank subsidiary, Crown Bank, FSB

-        Assets of $647 million

-        Deposits of $452 million

-        Stockholders' equity of $78 million

-        14 branch offices and approximately 180 full-time employees

- Serves individuals and small to mid-sized businesses in the Tampa/ St. Petersburg/Clearwater and Orlando MSAs

-        $2.3 billion loan servicing portfolio


R & G FINANCIAL CORPORATION            18                           CROWN BANK

                     EXECUTING OUR STRATEGY IN THE MAINLAND

--------------------------------------------------------------------------------

                        [R&G FINANCIAL CORPORATION LOGO]

                                 Acquisition of

                               [LOGO CROWN BANK]


                               December 20, 2001